UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-40202 (Commission File Number)	86-0490034 (I.R.S. Employer Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan, PR 00901 (Address of principal executive offices) (zip code)

(833) 373-3228

 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Effective May 16, 2023, our Board of Directors approved extensions of our employment agreements with our Chief Executive Officer and Chief Operating Officer. Our Executive Employment Agreement with our CEO, Jeffrey Thompson (originally entered into on March 31, 2021) and our Executive Employment Agreement with our COO, Allan Evans (originally entered into on January 11, 2021), have both been extended to May 10, 2026 by way of Amendments which are filed herewith as Exhibits 10.1 and 10.2, respectively.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2023, our Board of Directors and the Compensation Committee of the Board approved the following cash and equity compensation to the independent members of the Board for our 2024 fiscal year which commenced May 1, 2023:

Independent Director	Additional Roles	Cash Compensation	RSUs
Joseph Freedman	Lead director; Chair, Nominating and Governance Committee	$80,000	84,905
Nicholas Liuzza, Jr.	Chair, Comp Committee	$55,000	56,604
Mary Beth Long		$45,000	56,604
Christopher Moe	Chair, Audit Committee	$65,000	84,905

The shares of restricted stock granted to our independent directors were valued at a price of $1.06 per share. The shares of restricted stock will vest as follows: (i) 25% of the shares vested on May 16, 2023; and (ii) additional 25% portions will vest on each of November 16, 2023, February 16, 2024, and May 16, 2024. The restricted stock was issued pursuant to our 2019 Equity Incentive Plan.

Section 8 – Other Events

Item 8.01 Other Events

On May 16, 2023, our Board of Directors appointed Mary Beth Long and Christopher Moe to serve as independent director members of the Compensation Committee of the Board. They will fill the committee vacancies left by Joseph Freedman, who has resigned from the committee, and Jonathan Read, who resigned from the Board in November of 2022.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	First Amendment to Executive Employment Agreement with Jeffrey Thompson
10.2	First Amendment to Executive Employment Agreement with Allan Evans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: May 22, 2023	By:	/s/ Jeffrey M. Thompson
Name: Jeffrey M. Thompson
Title: Chief Executive Officer